                                                             Exhibit EX-99.j.3.b

                                POWER OF ATTORNEY

     I, Kai Sotorp,  President of The UBS Funds, UBS Relationship  Funds and SMA
Relationship  Trust  (each a "Trust"),  hereby  constitute  and appoint  Mark F.
Kemper,  Keith A. Weller,  Joseph J. Allessie,  Mary Capasso,  Michael  Calhoun,
Stephen Fleischer,  Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and
Jana L. Cresswell,  and each of them singly, my true and lawful attorneys,  with full power to sign for me, in my name and in my  capacity  as  President  of the
Trusts, any amendments to the current  registration  statements of the Trusts on
Form  N-1A (as  filed  with the  Securities  and  Exchange  Commission)  and any registration  statements of the Trusts on Form N-14, or any amendments  thereto, to be filed with the Securities  and Exchange  Commission,  and all  instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature  as  it  may  be  signed  by  said  attorneys  to  these  registration statements, amendments to such registration statements and other instruments.

Signature                    Title                   Date

/s/ Kai Sotorp               President               September 29, 2006
Kai Sotorp

                                POWER OF ATTORNEY

     I, Thomas Disbrow,  Treasurer and Principal  Accounting  Officer of The UBS
Funds,  UBS  Relationship  Funds and SMA  Relationship  Trust  (each a "Trust"), hereby  constitute  and  appoint  Mark F.  Kemper,  Keith A.  Weller,  Joseph J.
Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie
Lee,  Bruce G. Leto,  Mark A.  Sheehan and Jana L.  Cresswell,  and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Treasurer and Principal  Accounting Officer of the Trusts,
any amendments to the current registration statements of the Trusts on Form N-1A
(as filed with the  Securities  and Exchange  Commission)  and any  registration statements of the Trusts on Form N-14, or any  amendments  thereto,  to be filed with the Securities and Exchange  Commission,  and all instruments  necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements,  amendments to such registration statements and other instruments.

Signature                    Title                   Date

/s/ Thomas Disbrow           Treasurer and           September 8, 2006
Thomas Disbrow               Principal
                             Accounting Officer